Exhibit 99.2

DIGITAL REALTY TRUST

Third Quarter 2010

LEAGUE

A FOCUS ON FUNDAMENTALS: BUILD YOUR BENCH

Supplemental Operating and Financial Data

September 30, 2010

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to run-rate net operating income, trends, leasing expectations, weighted average remaining lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	our difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2009, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. The Company’s 95 properties, excluding two properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 16.4 million net rentable square feet, including approximately 1.9 million square feet of space held for redevelopment, Digital Realty Trust’s property portfolio is located throughout North America and Europe. For additional information, please visit the company’s website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Corporate Development

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	UBS	JMP Securities	Deutsche Bank	Macquarie
Andrew Rossivach	Ross Nussbaum	William C. Marks	John Perry	Rob Stevenson
(415) 249-7941	(212) 713-2484	(415) 835-8944	(212) 250-4912	(212) 231-8068

Suzanne Kim	Robert Salisbury	Mitch Germain	Vincent Chao	Nicolas Yulico
(415) 249-7943	(212) 713-4760	(212) 906-3546	(212) 250-6799	(212) 231-8028

Green Street	FBR	Citigroup	Baird	Bank of America
John Stewart	Sri Nagarajan	Michael Bilerman	Christopher R. Lucas	Jeffrey Spector
(949) 640-8780	(646) 885-5429	(212) 816-1685	(703) 821-5780	(646) 855-1363

Lukas Hartwich	Evan Smith	Mark Montandon	David S. Nebinski	Jana Galan
(949) 640-8780	(646) 885-6431	(212) 816-6243	(703) 918-7854	(646) 855-3081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	George Auerbach	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9459	(443) 224-1264

Oppenheimer	Guggenheim	Barclays Capital
Srinivas Anantha	Michael Bowen	Ross Smotrich
(617) 428-5960	(212) 381-4162	(212) 526-2306
	Brian Siu	Matthew Rand
	(212) 292-4778	(212) 526-0248

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)

Moody’s
Issuer Rating	Baa2	(Stable Outlook)

Fitch
Credit Assessment of Issuer	BBB	(Stable Outlook)
Credit Assessment of Preferred Stock	BB+	(Stable Outlook)

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust’s common stock (DLR):

	3rd Quarter 2010	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
High Price *	$64.06	$64.17	$56.60	$50.81	$48.21	$39.84	$35.70
Low Price *	$56.23	$51.77	$46.21	$42.94	$34.27	$32.14	$24.96
Closing Price, end of quarter *	$61.70	$57.68	$54.20	$50.28	$45.71	$35.85	$33.18
Average daily trading volume *	1,094,573	1,254,652	975,779	1,149,605	1,362,583	2,258,424	2,074,752
Indicated dividend per common share **	$2.120	$1.920	$1.920	$1.800	$1.440	$1.320	$1.320
Closing annual dividend yield, end of quarter	3.4%	3.3%	3.5%	3.6%	3.2%	3.7%	4.0%
Closing shares and units outstanding, end of quarter ***	94,895,869	92,586,978	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716
Closing market value of shares and units outstanding (thousands), end of quarter	$5,855,075	$5,340,417	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of September 30, 2010, the total number of shares and units includes 89,419,253 shares of common stock, 3,970,549 common units held by third parties and 1,506,067 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Ownership Structure

As of September 30, 2010

Public Stockholders
Series B Redeemable Preferred Stockholders
Series C / D Convertible Preferred Stockholders
Digital Realty Trust, Inc. (the REIT)
94.2% Common General Partnership Interest
100% Series B/C/D Preferred Partnership Interest
4.2% Limited Partnership Interest
Digital Realty Trust, L.P. (our operating partnership)
Third-Party Contributors
100%
1.6% Limited Partnership Interest (1)
Digital Services, Inc. (taxable REIT subsidiary)
Properties
Directors, Executive Officers and Others

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	89,419,253	94.2%
Cambay Tele.com, LLC (3)	3,937,827	4.2%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,506,067	1.6%

Total	94,895,869	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	The total number of shares and units includes 89,419,253 shares of common stock, 3,970,549 common units held by third parties and 1,506,067 common units, vested and unvested long-term incentive units and vested and unvested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(3)	These third-party contributors received the common units (along with cash and our operating partnership’s assumed debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Shares and Units at End of Quarter

Common shares outstanding	89,419,253	87,049,946	78,176,655	76,812,783	76,519,219	76,140,807	76,042,511
Common units outstanding	5,476,616	5,537,032	5,462,089	5,419,097	5,654,777	5,872,570	5,938,205

Total shares and operating partnership units	94,895,869	92,586,978	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716

Enterprise Value

Market value of common equity (1)	$5,855,075	$5,340,417	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120
Liquidation value of preferred equity	582,931	686,611	686,637	686,637	686,637	686,637	686,637
Total debt at balance sheet carrying value	2,721,599	2,124,710	2,168,209	1,784,444	1,599,270	1,519,506	1,439,688

Total enterprise value	$9,159,605	$8,151,738	$7,388,066	$6,605,700	$6,042,080	$5,146,323	$4,846,445

Total debt/Total enterprise value	29.7%	26.1%	29.3%	27.0%	26.5%	29.5%	29.7%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$4,953,540	$4,094,476	$4,003,523	$3,616,714	$3,416,083	$3,283,874	$3,155,062
Total assets	5,170,899	4,501,032	4,147,586	3,745,059	3,532,418	3,444,708	3,351,613
Total liabilities	3,122,030	2,469,143	2,499,081	2,110,258	1,878,259	1,773,344	1,705,537

Selected Operating Data

Total operating revenues from continuing operations	$237,486	$197,464	$191,779	$169,774	$163,227	$155,007	$149,134
Total operating expenses from continuing operations	177,085	143,314	136,584	119,690	117,571	112,161	109,931
Interest expense from continuing operations	36,737	33,162	30,902	24,451	22,559	22,495	18,937
Net income	23,626	19,902	25,586	24,897	23,945	21,203	21,189
Net income available to common stockholders	9,639	9,091	14,744	14,286	12,406	10,271	10,295

Financial Ratios

EBITDA (2)	$117,930	$104,188	$103,894	$90,840	$85,737	$82,241	$75,972
Adjusted EBITDA (3)	$131,917	$114,999	$114,736	$101,451	$97,276	$93,173	$86,866
Cash interest expense (4)	$36,851	$27,062	$22,231	$23,915	$19,812	$16,695	$21,398
Fixed charges (5)	$49,621	$40,613	$35,326	$37,263	$32,981	$29,721	$34,505
Debt service coverage ratio (6)	3.6x	4.2x	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio (7)	2.7x	2.8x	3.2x	2.7x	2.9x	3.1x	2.5x

Profitability Measures

Net income per common share—basic	$0.11	$0.11	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per common share—diluted	$0.11	$0.11	$0.18	$0.18	$0.16	$0.13	$0.14
Funds From Operations (FFO) per diluted share and unit (8)	$0.81	$0.76	$0.81	$0.79	$0.74	$0.71	$0.70
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.75	$0.65	$0.67	$0.62	$0.59	$0.51	$0.53
Dividends per share and common unit	$0.53	$0.48	$0.48	$0.45	$0.36	$0.33	$0.33
Diluted FFO payout ratio (10)	65.4%	63.4%	59.2%	57.3%	48.9%	46.5%	47.4%
Diluted AFFO payout ratio (11)	70.7%	73.3%	71.4%	72.2%	61.0%	64.7%	62.3%

Portfolio Statistics

Buildings	131	122	118	114	108	99	99
Properties	95	87	84	81	78	75	75
Net rentable square feet, excluding redevelopment space	14,456,127	13,270,035	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573
Square feet held for redevelopment (12)	1,925,135	1,916,028	1,828,598	1,784,386	1,876,885	1,148,212	1,218,525
Occupancy at end of quarter (13)	95.0%	95.0%	95.2%	95.0%	95.2%	94.8%	95.1%
Weighted average remaining lease term (years) (14)	6.9	7.2	7.2	7.3	7.4	7.5	7.6
Same store occupancy at end of quarter (13)(15)	94.7%	95.0%	95.0%	94.7%	95.2%	94.8%	95.1%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested and unvested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and series D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 32. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. For a discussion of Adjusted EBITDA, see page 32. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	For a definition and discussion of AFFO, see page 32. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2008.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Consolidated Balance Sheets

(Dollars in thousands, except share and per share data)

	September 30, 2010	December 31, 2009
	(unaudited)
ASSETS
Investments in real estate
Land	$479,227	$382,763
Acquired ground leases	6,468	2,767
Buildings and improvements	4,167,114	2,952,330
Tenant improvements	283,079	272,462

Investments in real estate	4,935,888	3,610,322
Accumulated depreciation and amortization	(604,075)	(459,521)

Net investments in properties	4,331,813	3,150,801
Investment in unconsolidated joint venture	17,652	6,392

Net investments in real estate	4,349,465	3,157,193

Cash and cash equivalents	66,493	72,320
Accounts and other receivables, net of allowance for doubtful accounts of $2,401 and $2,691 as of September 30, 2010 and December 31, 2009, respectively	83,309	46,086
Deferred rent	178,456	145,550
Acquired above market leases, net	44,026	25,861
Acquired in place lease value and deferred leasing costs, net	345,934	224,216
Deferred financing costs, net	24,352	21,073
Restricted cash	61,550	37,810
Other assets	17,314	14,950

Total Assets	$5,170,899	$3,745,059

LIABILITIES AND EQUITY

Revolving credit facility	$220,565	$205,547
Unsecured senior notes, net of discount	1,065,817	83,000
Exchangeable senior debentures, net of discount	374,054	432,234
Mortgage loans	1,050,663	1,063,663
Other secured loans	10,500	—
Accounts payable and other accrued liabilities	221,209	151,229
Accrued dividends and distributions	—	37,004
Acquired below market leases, net	98,777	69,311
Security deposits and prepaid rents	80,445	68,270

Total Liabilities	3,122,030	2,110,258

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, zero and $103,500 liquidation preference ($25.00 per share), zero and 4,140,000 issued and outstanding, respectively	—	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $174,998,875 liquidation preference ($25.00 per share), 6,999,955 issued and outstanding	169,067	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $344,683 and $344,888 liquidation preference ($25.00 per share), 13,787,300 and 13,795,500 issued and outstanding, respectively	333,274	333,472
Common Stock: $0.01 par value, 145,000,000 authorized, 89,419,253 and 76,812,783 shares issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	891	766
Additional paid-in capital	1,762,041	1,155,709
Dividends in excess of earnings	(324,716)	(231,871)
Accumulated other comprehensive income, net	(41,590)	(27,947)

Total stockholders’ equity	1,959,469	1,558,995

Noncontrolling interests:
Noncontrolling interest in operating partnership	53,717	58,192
Noncontrolling interest in consolidated joint venture	35,683	17,614

Total noncontrolling interests	89,400	75,806

Total Equity	2,048,869	1,634,801

Total Liabilities and Equity	$5,170,899	$3,745,059

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Rental	$184,511	$157,867	$152,721	$136,467	$130,891	$125,490	$118,095
Tenant reimbursements	52,975	39,597	39,058	32,459	32,223	29,434	31,021
Other	—	—	—	848	113	83	18

Total operating revenues	237,486	197,464	191,779	169,774	163,227	155,007	149,134

Rental property operating and maintenance	74,156	54,406	53,242	46,086	45,278	42,301	42,573
Property taxes	14,030	12,748	12,721	8,349	9,295	9,149	9,211
Insurance	2,168	1,846	1,735	1,672	1,495	1,488	1,456
Depreciation and amortization	70,128	59,860	57,532	52,126	50,439	49,183	46,304
General and administrative	11,878	12,574	10,519	10,009	10,352	9,958	9,672
Transactions	4,666	1,715	833	1,354	308	82	430
Other	59	165	2	94	404	—	285

Total operating expenses	177,085	143,314	136,584	119,690	117,571	112,161	109,931

Operating income	60,401	54,150	55,195	50,084	45,656	42,846	39,203
Equity in earnings of unconsolidated joint venture	1,061	955	1,978	(776)	1,091	741	1,116
Interest and other income	327	34	31	17	90	403	243
Interest expense	(36,737)	(33,162)	(30,902)	(24,451)	(22,559)	(22,495)	(18,937)
Tax expense	(343)	(534)	(716)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(1,083)	(1,541)	—	—	—	—	—

Net income	23,626	19,902	25,586	24,897	23,945	21,203	21,189
Net income attributable to noncontrolling interests	(590)	(710)	(741)	(510)	(1,438)	(831)	(793)

Net income attributable to Digital Realty Trust, Inc.	23,036	19,192	24,845	24,387	22,507	20,372	20,396
Preferred stock dividends	(9,194)	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)
Costs on redemption of Series A preferred	(4,203)	—	—	—	—	—	—

Net income available to common stockholders	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Net income per share available to common stockholders—basic	$0.11	$0.11	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per share available to common stockholders—diluted	$0.11	$0.11	$0.18	$0.18	$0.16	$0.13	$0.14
Weighted-average shares outstanding—basic	87,908,953	80,542,329	77,770,691	76,649,529	76,301,577	76,121,380	74,703,755
Weighted-average shares outstanding—diluted	90,136,911	83,021,817	80,612,660	78,496,296	77,674,137	76,851,202	74,895,168
Weighted-average fully diluted shares and units	95,042,658	88,295,639	86,075,069	84,043,043	83,466,346	82,728,389	80,741,438

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295
Adjustments:
Noncontrolling interests in operating partnership	537	560	973	984	898	757	793
Real estate related depreciation and amortization (1)	69,810	59,517	57,175	51,821	50,163	48,900	46,087
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	1,058	688	773	2,335	543	858	646

FFO available to common stockholders and unitholders	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

FFO per share and unit:
Basic	$0.87	$0.81	$0.89	$0.84	$0.78	$0.74	$0.72
Diluted (2)	$0.81	$0.76	$0.81	$0.79	$0.74	$0.71	$0.70

Weighted-average shares and units outstanding—basic	93,421	86,150	83,233	82,196	82,094	81,999	80,550
Weighted-average shares and units outstanding—diluted (2)	113,235	106,386	104,142	102,078	101,492	99,461	92,571

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$70,128	$59,860	$57,532	$52,126	$50,439	$49,183	$46,304
Non-real estate depreciation	(318)	(343)	(357)	(305)	(276)	(283)	(217)

	$69,810	$59,517	$57,175	$51,821	$50,163	$48,900	$46,087

(2) At September 30, 2010, we had 7,000 series C convertible preferred shares and 13,787 series D convertible preferred shares outstanding that were convertible into 3,666 common shares and 8,316 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,210 common shares on a weighted average basis for the three months ended September 30, 2010. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,739	4,742	4,742	4,742	4,742	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050	3,148	—

FFO available to common stockholders and unitholders — diluted	$91,747	$80,562	$84,371	$80,132	$74,716	$70,590	$64,477

Weighted average common stock and units outstanding	93,421	86,150	83,233	82,196	82,094	81,999	80,550
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	1,622	2,146	2,842	1,847	1,373	730	191
Add: Effect of dilutive series C convertible preferred stock	3,666	3,657	3,657	3,625	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,316	8,238	8,215	8,215	8,215	8,215	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,210	6,195	6,195	6,195	6,195	4,902	—

Weighted average common stock and units outstanding — diluted	113,235	106,386	104,142	102,078	101,492	99,461	92,571

Note: For a definition and discussion of FFO, see page 32.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$81,044	$69,856	$73,665	$69,426	$64,010	$60,786	$57,821

Adjustments:

Non-real estate depreciation	318	343	357	305	276	283	217
Amortization of deferred financing costs	2,715	2,929	2,406	2,254	2,114	1,896	1,662
Amortization of debt discount	781	1,082	1,025	1,008	992	974	959
Non-cash compensation	2,942	3,229	2,188	2,273	2,185	2,130	1,520
Loss from early extinguishment of debt	1,083	1,541	—	—	—	—	—
Straight line rents	(11,861)	(10,560)	(11,099)	(11,275)	(11,669)	(11,089)	(11,308)
Above and below market rent amortization	(1,800)	(2,422)	(2,283)	(1,830)	(1,953)	(2,118)	(2,139)
Capitalized leasing compensation	(1,760)	(2,026)	(1,887)	(1,968)	(1,917)	(1,414)	(1,271)
Recurring capital expenditures and tenant improvements	(735)	(178)	(2,024)	(3,011)	(2,980)	(7,161)	(496)
Capitalized leasing commissions	(2,925)	(4,866)	(3,156)	(4,038)	(1,823)	(2,467)	(4,283)
Costs on redemption of Series A preferred	4,203	—	—	—	—	—	—

AFFO available to common stockholders and unitholders	$74,005	$58,928	$59,192	$53,144	$49,235	$41,820	$42,682

Note: For a definition and discussion of AFFO, see page 32. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Net income available to common stockholders	$9,639	$9,091	$14,744	$14,286	$12,406	$10,271	$10,295

Interest	36,737	33,162	30,902	24,451	22,559	22,495	18,937
Loss from early extinguishment of debt	1,083	1,541	—	—	—	—	—
Taxes	343	534	716	(23)	333	292	436
Depreciation and amortization	70,128	59,860	57,532	52,126	50,439	49,183	46,304

EBITDA	117,930	104,188	103,894	90,840	85,737	82,241	75,972

Noncontrolling interests	590	710	741	510	1,438	831	793
Preferred stock dividends	9,194	10,101	10,101	10,101	10,101	10,101	10,101
Costs on redemption of Series A preferred	4,203	—	—	—	—	—	—

Adjusted EBITDA	$131,917	$114,999	$114,736	$101,451	$97,276	$93,173	$86,866

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 32.

Financial Ratios

(unaudited and in thousands)

	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Total GAAP interest expense	$36,737	$33,162	$30,902	$24,451	$22,559	$22,495	$18,937
Capitalized interest	2,723	2,511	1,907	1,950	2,027	2,147	3,072
Change in accrued interest and other non-cash amounts	(2,609)	(8,611)	(10,578)	(2,486)	(4,774)	(7,947)	(611)

Cash interest expense (a)	36,851	27,062	22,231	23,915	19,812	16,695	21,398
Scheduled debt principal payments and preferred dividends	12,770	13,551	13,095	13,348	13,169	13,026	13,107

Total fixed charges (b)	$49,621	$40,613	$35,326	$37,263	$32,981	$29,721	$34,505

Debt service coverage ratio based on GAAP interest expense (c)	3.6x	3.5x	3.7x	4.1x	4.3x	4.1x	4.6x
Debt service coverage ratio based on cash interest expense (c)	3.6x	4.2x	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.7x	2.5x	2.6x	2.7x	2.7x	2.6x	2.7x
Fixed charge coverage ratio based on cash interest expense (d)	2.7x	2.8x	3.2x	2.7x	2.9x	3.1x	2.5x
Debt to total enterprise value including debt and preferred equity (e)	29.6%	26.1%	29.3%	27.0%	26.5%	29.5%	29.7%
Debt plus preferred stock to total enterprise value including debt and preferred equity (f)	36.0%	34.5%	38.6%	37.4%	37.8%	42.9%	43.9%
Pretax income to interest expense (g)	1.6x	1.6x	1.8x	2.0x	2.1x	1.9x	2.1x
Net Debt to Adjusted EBITDA (h)	5.0x	3.9x	4.6x	4.2x	4.0x	3.9x	3.9x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 7.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Net Operating Income (NOI) and Run-rate NOI

For the Three Months Ended September 30, 2010

(unaudited and in thousands)

Rental revenues	$184,511
Tenant reimbursements	52,975
Rental property operating and maintenance	(74,156)
Property taxes	(14,030)
Insurance	(2,168)

NOI	$147,132
Actual results of properties acquired during the quarter:
Rental revenues	(23,089)
Tenant reimbursements	(7,651)
Rental property operating and maintenance	11,043
Property taxes	748
Insurance	351

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	26,553
Tenant reimbursements	8,734
Rental property operating and maintenance	(12,651)
Property taxes	(796)
Insurance	(419)

Run-rate NOI	$149,955

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$9,639
Other revenues	—
Interest expense	36,737
Depreciation and amortization	70,128
General and administrative expenses	11,878
Transactions	4,666
Tax expense	343
Loss from early extinguishment of debt	1,083
Other expenses	59
Equity in earnings of unconsolidated joint venture	(1,061)
Interest and other income	(327)
Net income attributable to noncontrolling interest	590
Preferred stock dividends	9,194
Costs on redemption of Series A preferred	4,203

NOI	$147,132

Note: For a definition and discussion of NOI and Run-rate NOI, see page 32.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Operating Revenues:

Rental	$139,329	$136,109	$136,109	$133,000	$130,627	$125,490	$118,095
Tenant reimbursements	39,191	34,954	35,133	32,079	32,215	29,434	31,021
Other	—	—	—	848	113	83	18

Total operating revenues	178,520	171,063	171,242	165,927	162,955	155,007	149,134

Operating Expenses:

Rental property operating and maintenance	53,585	46,637	47,579	45,397	45,084	42,301	42,573
Property taxes	10,920	10,381	10,829	7,995	9,278	9,149	9,211
Insurance	1,642	1,612	1,531	1,577	1,479	1,488	1,456
Depreciation and amortization	54,312	52,760	52,419	51,268	50,437	49,183	46,304
General and administrative (2)	11,878	12,574	10,519	10,009	10,351	9,958	9,672
Transactions	—	—	—	—	—	—	—
Other	59	165	2	94	404	—	285

Total operating expenses	132,396	124,129	122,879	116,340	117,033	112,079	109,501

Operating income	46,124	46,934	48,363	49,587	45,922	42,928	39,633

Other Income (Expenses):

Equity in earnings of unconsolidated joint venture	1,061	955	1,978	(776)	1,091	741	1,116
Interest and other income	327	34	31	16	90	403	243
Interest expense (3)	(36,178)	(32,418)	(30,033)	(23,671)	(22,504)	(22,495)	(18,937)
Tax expense	(338)	(527)	(628)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	(1,083)	(1,541)	—	—	—	—	—

Net income	$9,913	$13,437	$19,711	$25,179	$24,266	$21,285	$21,619

New properties (1)

Operating Revenues:

Rental	$45,182	$21,758	$16,612	$3,467	$264	$—	$—
Tenant reimbursements	13,784	4,643	3,925	380	8	—	—
Other	—	—	—	—	—	—	—

Total operating revenues	58,966	26,401	20,537	3,847	272	—	—

Operating Expenses:

Rental property operating and maintenance	20,571	7,769	5,663	689	194	—	—
Property taxes	3,110	2,367	1,892	354	17	—	—
Insurance	526	234	204	95	16	—	—
Depreciation and amortization	15,816	7,100	5,113	858	2	—	—
General and administrative (2)	—	—	—	—	—	—	—
Transactions	4,666	1,715	833	1,354	309	82	430
Other	—	—	—	—	—	—	—

Total operating expenses	44,689	19,185	13,705	3,350	538	82	430

Operating income	14,277	7,216	6,832	497	(266)	(82)	(430)

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—	—	—
Interest and other income	—	—	—	1	—	—	—
Interest expense (3)	(559)	(744)	(869)	(780)	(55)	—	—
Income tax expense	(5)	(7)	(88)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—	—	—

Net Income	$13,713	$6,465	$5,875	$(282)	$(321)	$(82)	$(430)

(1)	Same store properties are properties that were acquired on or before December 31, 2008 and new properties are properties acquired after December 31, 2008.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	30-Sep-10	30-Jun-10	Percentage Change	30-Sep-09	Percentage Change

Rental (2)	$139,329	$136,109	2.4%	$130,627	6.7%
Tenant reimbursements	39,191	34,954	12.1%	32,215	21.7%

	178,520	171,063	4.4%	162,842	9.6%

Rental property operating and maintenance	53,585	46,637	14.9%	45,084	18.9%
Property taxes	10,920	10,381	5.2%	9,278	17.7%
Insurance	1,642	1,612	1.9%	1,479	11.0%

	66,147	58,630	12.8%	55,841	18.5%

Net Operating Income (3)	$112,373	$112,433	(0.1)%	$107,001	5.0%

Same store occupancy at end of quarter (4)	94.7%	95.0%		95.2%

(1)	Same store properties were acquired on or before December 31, 2008.
(2)	For the periods presented, same store straight-line rent was $7,886, $8,164, and $11,102, respectively, and non-cash purchase accounting adjustments were $1,750, $1,715, and $1,926, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 32.
(4)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of September 30, 2010	% of Debt	Interest Rate as of September 30, 2010	Interest Rate as of September 30, 2010 including caps and swaps
Revolving Credit Facility

Revolving credit facility	August 31, 2012	(1)	220,565	8.1%	1.39%	0.00%

			$220,565	8.1%
Unsecured senior notes:
Prudential Shelf Facility:
Series A	July 24, 2011		25,000	0.9%	7.00%
Series B	November 5, 2013		33,000	1.2%	9.32%
Series C	January 6, 2016		25,000	0.9%	9.68%
Series D	January 20, 2015		50,000	1.9%	4.57%
Series E	January 20, 2017		50,000	1.9%	5.73%
Series F	February 3, 2015		17,000	0.6%	4.50%

Total Prudential Shelf Facility			$200,000	7.4%

Senior Notes:
5.875% notes due 2020	February 1, 2020		500,000	18.4%	5.88%
4.50% notes due 2015	July 15, 2015		375,000	13.8%	4.50%
Unamortized discounts			(9,183)	-0.3%

Total senior notes			$865,817	31.9%
Total unsecured senior notes			$1,065,817	39.3%

Exchangeable senior debentures:
4.125% exchangeable senior debentures due 2026	August 15, 2026		110,043	4.0%	6.75%
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400	9.8%	5.50%
Unamortized discount			(2,389)	-0.1%

Total exchangeable senior debentures			$374,054	13.7%

Mortgage loans:
Secured Term Debt	November 11, 2014		142,123	5.2%	5.65%	—
3 Corporate Place	August 1, 2013	(1)	80,000	2.9%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015		76,597	2.8%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		66,652	2.4%	5.93%	—
Mundells Roundabout	November 30, 2013		67,304	2.5%	1.93%	4.18%
600 West Seventh Street	March 15, 2016		54,506	2.0%	5.80%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		54,471	2.0%	5.95%	—
1100 Space Park Drive	December 11, 2016		54,464	2.0%	5.89%	—
1350 Duane Avenue/3080 Raymond Street	October 1, 2012		52,800	1.9%	5.42%	—
150 South First Street	February 6, 2017		52,311	1.9%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		42,372	1.6%	2.24%	5.13%
Clonshaugh Industrial Estate II	September 4, 2014		40,902	1.5%	5.39%	7.20%
1500 Space Park Drive	October 5, 2013		40,440	1.5%	6.15%	—
2334 Lundy Place	November 11, 2016		39,616	1.5%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		36,430	1.3%	2.24%	5.35%
Cressex 1	October 16, 2014		28,697	1.1%	5.68%	—
6 Braham Street	April 10, 2011		19,802	0.7%	1.63%	5.84%
1201 Comstock Street	June 24, 2013	(1)	17,171	0.6%	3.76%	3.76%
Datacenter Park — Dallas	September 15, 2012	(1)	16,150	0.6%	5.00%	—
Paul van Vlissingenstraat 16	July 18, 2013		14,297	0.5%	2.49%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		10,343	0.4%	2.39%	5.57%
800 Central Expressway	June 9, 2013		10,000	0.4%	5.75%	—
Gyroscoopweg 2E-2F	October 18, 2013		9,103	0.3%	2.39%	5.49%
1125 Energy Park Drive	March 1, 2032		9,097	0.3%	7.62%	—
Manchester Technopark	October 16, 2014		8,730	0.3%	5.68%	—
731 East Trade Street	July 1, 2020		5,145	0.2%	8.22%	—
Unamortized net premiums			1,140	0.1%

			$1,050,663	38.5%

Other secured loans:
800 Central Expressway Mezzanine	June 9, 2013		10,500	0.4%	9.50%

Total other secured loans:			$10,500	0.4%

Total Consolidated Debt			$2,721,599	100.00%

Weighted average cost of debt (including interest rate caps and swaps)						5.35%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of September 30, 2010	Available as of September 30, 2010 (1)	Drawn as of September 30, 2010
Revolving Credit Facility	$750,000	$512,500	$220,565

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Amount Committed

1	Bank of America, N.A. / Merrill Lynch Capital Corporation	$130,000

2	Citicorp North America, Inc.	85,000

3	Morgan Stanley Bank, National Association	75,000

4	Credit Suisse, Cayman Islands Branch	75,000	(1)

5	The Royal Bank of Scotland PLC	70,000

6	Deutsche Bank	70,000

7	Raymond James Bank, FSB	50,000

8	Royal Bank of Canada, New York Branch	40,000	(1)

9	KeyBank, N.A.	40,000	(1)

10	JPMorgan Chase	25,000

11	UBS Loan Finance LLC	25,000

12	Allied Irish Banks, p.l.c.	15,000

13	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000

14	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000

15	Comerica Bank	10,000

16	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

(1)	As of October 29, 2010, Credit Suisse, Cayman Islands Branch increased its commitment to $90,000, Royal Bank of Canada, New York Branch increased its commitment to $65,000 and Key Bank, N.A. ceased to be a Revolving Credit Facility syndicate member.

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Debt Maturities

(unaudited, in thousands)

		Remainder of
Property		2010	2011	2012	2013	2014	Thereafter	Total
Revolving Credit Facility	(1)	$—	$—	$220,565	$—	$—	$—	$220,565
Secured Term Debt	(2)	657	2,700	2,836	3,024	132,906	—	142,123
Unsecured senior notes		—	25,000	—	33,000	—	142,000	200,000
3 Corporate Place	(1)	—	—	—	80,000	—	—	80,000
200 Paul Avenue 1-4		418	1,721	1,812	1,932	2,048	68,666	76,597
2045 & 2055 LaFayette Street		216	885	940	999	1,062	62,550	66,652
Mundells Roundabout		—	—	—	67,304	—	—	67,304
600 West Seventh Street		349	1,448	1,535	1,626	1,723	47,825	54,506
34551 Ardenwood Boulevard 1-4		166	678	711	765	812	51,339	54,471
1100 Space Park Drive		168	687	720	774	821	51,294	54,464
1350 Duane Avenue/3080 Raymond Street		—	—	52,800	—	—	—	52,800
150 South First Street		157	646	679	732	781	49,316	52,311
114 Rue Ambroise Croizat		168	671	41,533	—	—	—	42,372
Clonshaugh Industrial Estate II		—	—	—	—	40,902	—	40,902
1500 Space Park Drive		499	2,067	2,192	35,682	—	—	40,440
2334 Lundy Place		120	493	517	556	590	37,340	39,616
Unit 9, Blanchardstown Corporate Park		144	577	35,709	—	—	—	36,430
Cressex 1		—	482	482	482	27,251	—	28,697
6 Braham Street		157	19,645	—	—	—	—	19,802
1201 Comstock Street	(1)	195	813	867	15,296	—	—	17,171
Datacenter Park – Dallas	(1)	—	500	15,650	—	—	—	16,150
Paul van Vlissingenstraat 16		57	229	229	13,782	—	—	14,297
800 Central Expressway Mezzanine		—	—	—	10,500	—	—	10,500
Chemin de l’Epinglier 2		41	165	165	9,972	—	—	10,343
800 Central Expressway Mortgage		—	—	—	10,000	—	—	10,000
Gyroscoopweg 2E-2F		36	146	146	8,775	—	—	9,103
1125 Energy Park Drive		37	154	165	180	194	8,367	9,097
Manchester Technopark		—	147	147	147	8,289	—	8,730
731 East Trade Street		65	274	297	323	350	3,836	5,145
5.875% notes due 2020		—	—	—	—	—	500,000	500,000
4.50% notes due 2015		—	—	—	—	—	375,000	375,000
5.50% exchangeable senior debentures due 2029	(3)	—	—	—	—	266,400	—	266,400
4.125% exchangeable senior debentures due 2026	(4)	—	110,043	—	—	—	—	110,043

Total		$3,650	$170,171	$380,697	$295,851	$484,129	$1,397,533	$2,732,031

Weighted Average Term to Initial Maturity	(3)(4)		4.7 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)(4)		4.9 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(4)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.

Note: Total excludes $1,140 of loan premiums, net and ($8,094) and ($1,089) of debt discount on 5.875% unsecured senior notes due 2020 and 4.50% unsecured senior notes due 2015, respectively, and ($2,389) on 4.125% exchangeable senior debentures due 2026.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of September 30, 2010
	5.875% Notes due 2020 & 4.50% Notes due 2015		Revolving Credit Facility (2)
	Required	Actual	Required	Actual

Total Outstanding Debt / Total Assets (3)	Less than 60%	43%	Less than 65%(4)	43%

Secured Debt / Total Assets (5)	Less than 40%	16%	Less than 60%	17%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	275%		N/A

Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.2 x		N/A

Fixed Charge Coverage		N/A	Greater than 1.40x	2.4 x

Unsecured Debt / Total Unencumbered Asset Value (7)		N/A	Less than 70%	42%

Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	3.8 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020, the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015 and the Revolving Credit Facility Agreement, as amended, which are filed as exhibits to our reports filed with the Securities and Exchange Commission
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility. Under the Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income is capped at 8.25% for Data Center Assets and 7.25% for all other Assets. Under the 5.875% Notes due 2020 and the 4.50% Notes due 2015, Total Assets is calculated using Consolidated EBITDA capped at 9.0%.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Portfolio Summary

As of September 30, 2010

	9/30/2010	6/30/2010
Number of Properties:
Domestic	80	72
International	15	15

	95 (1)	87 (1)

Number of Buildings:
Domestic	112	103
International	19	19

	131	122

Number of Markets:
Domestic	20	20
International	7	7

	27	27

Net Rentable Square Feet:
Domestic	13,205,924	12,050,701
International	1,250,203	1,219,334

	14,456,127	13,270,035

Redevelopment Square Feet:
Domestic	1,715,680	1,675,704
International	209,455	240,324

	1,925,135	1,916,028

Portfolio Occupancy (2)	95.0%	95.0%

Same Store Pool Occupancy (2)	94.7%	95.0%

Average Original Lease Term (years)	13.7	14.0

Average Remaining Lease Term (years)	6.9	7.2

Lease Expirations (through 2011)	10.3%	10.4%

(1)	Excludes two properties held as investments in unconsolidated joint ventures as of September 30, 2010 and excludes one property held as an investment in an unconsolidated joint venture as of June 30, 2010 and developable land.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Properties Acquired

For the three months ended September 30, 2010

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
365 Main Portfolio	Various(2)	Jul-10	$725.0		919,323	42,374	95.2%
800 Central Expressway	Silicon Valley	Aug-10	25.3	(3)	150,000	150,000	0.0%
2950 Zanker Road	Silicon Valley	Aug-10	32.6		69,700	—	100.0%
900 Dorothy Drive	Dallas	Aug-10	17.7		56,176	—	100.0%

			$800.6		1,195,199	192,374	95.8%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.
(2)	The 365 Main Portfolio consists of 365 Main Street, San Francisco, California and 720 2nd Street, Oakland, California, both located in the San Francisco metropolitan area; 2260 East El Segundo Boulevard, El Segundo, California, located in the Los Angeles metropolitan area; 2121 South Price Road, Chandler, Arizona, located in the Phoenix metropolitan area; and 4030-4050 Lafayette Center Drive, Chantilly, Virginia, located in the Northern Virginia metropolitan area. The 365 Main Portfolio is considered five properties for our property count.
(3)	Represents the initial contribution and assumption of 50% of secured debt on this property, resulting in a 50% ownership in a joint venture that owns this property under redevelopment. Since we control the joint venture, we have consolidated the joint venture in the accompanying financial statements.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Occupancy Analysis

As of September 30, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space Square Feet	Annualized Rent ($000) (1)	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio

Internet Gateway Datacenters

350 East Cermak Road		May-05	Chicago	1,129,226	4,513	61,770	96.3%	94.3%	94.1%	92.3%	95.9%	28.3%	7.8%	29.7%	9.0%
200 Paul Avenue 1-4		Nov-04	San Francisco	458,708	68,972	25,728	96.3%	99.7%	99.7%	99.9%	99.9%	11.5	3.2	12.4	3.7
120 E. Van Buren Street		Jul-06	Phoenix	254,497	33,017	21,437	97.5%	97.5%	97.5%	97.7%	94.0%	6.4	1.8	10.3	3.1
111 Eighth Avenue	(3)	Mar-07	New York / New Jersey	116,843	—	18,494	100.0%	95.6%	95.6%	100.0%	100.0%	2.9	0.8	8.9	2.7
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	17,674	95.8%	94.7%	95.2%	95.3%	94.4%	12.1	3.3	8.5	2.6
114 Rue Ambroise Croizat		Dec-06	Paris, France	332,300	19,846	17,260	91.9%	90.5%	90.5%	90.1%	95.7%	8.3	2.3	8.3	2.5
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	14,567	74.5%	75.1%	75.1%	76.7%	78.3%	11.5	3.2	7.0	2.1
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,890	100.0%	100.0%	100.0%	100.0%	100.0%	4.1	1.1	3.8	1.1
600-780 S. Federal		Sep-05	Chicago	161,547	—	6,067	65.8%	68.7%	66.3%	69.4%	69.4%	4.1	1.1	2.9	0.9
36 NE 2nd Street		Jan-02	Miami	162,140	—	5,333	95.9%	95.9%	95.9%	95.9%	95.9%	4.1	1.1	2.6	0.8
6 Braham Street		Jul-02	London, England	63,233	—	4,479	100.0%	100.0%	100.0%	100.0%	100.0%	1.6	0.4	2.2	0.7
900 Walnut Street		Aug-07	St Louis	112,266	—	3,722	90.6%	97.3%	97.3%	97.3%	92.9%	2.8	0.8	1.8	0.5
125 North Myers		Aug-05	Charlotte	25,402	—	1,282	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.2	0.6	0.2
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,236	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.3	0.6	0.2
113 North Myers		Aug-05	Charlotte	29,218	—	780	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.4	0.1

				3,990,862	153,871	207,719	92.5%	92.2%	92.1%	92.1%	93.2%	100.0%	27.6%	100.0%	30.2%
Corporate Datacenters

2121 South Price Road		Jul-10	Phoenix	293,479	—	31,194	97.3%	N/A	N/A	N/A	N/A	3.2%	2.0%	6.9%	4.5%
365 Main Street		Jul-10	San Francisco	226,981	—	26,916	86.1%	N/A	N/A	N/A	N/A	2.4	1.6	5.9%	3.9
128 First Avenue CDO		Jan-10	Boston	274,750	—	20,424	99.6%	95.7%	95.7%	N/A	N/A	3.0	1.9	4.5%	3.0
720 Second Street		Jul-10	San Francisco	121,220	—	18,403	97.5%	N/A	N/A	N/A	N/A	1.3	0.8	4.1	2.7
43881 Devon Shafron Drive		Mar-07	Northern Virginia	180,000	—	17,978	98.5%	98.5%	98.5%	98.5%	98.5%	1.9	1.3	4.0%	2.6
3 Corporate Place		Dec-05	New York / New Jersey	276,931	—	15,932	96.1%	96.1%	95.9%	95.9%	95.6%	3.0	1.9	3.5	2.3
300 Boulevard East		Nov-02	New York / New Jersey	311,950	—	14,730	100.0%	100.0%	100.0%	100.0%	100.0%	3.4	2.2	3.3	2.1
2440 Marsh Lane		Jan-03	Dallas	135,250	—	14,218	100.0%	100.0%	100.0%	80.7%	77.6%	1.5	0.9	3.1	2.1
60 & 80 Merritt Boulevard		Jan-10	New York / New Jersey	169,540	—	12,073	100.0%	100.0%	100.0%	N/A	N/A	1.8	1.2	2.7	1.8
833 Chestnut Street		Mar-05	Philadelphia	588,770	65,988	11,469	85.7%	85.7%	86.0%	86.4%	86.4%	6.3	4.1	2.5	1.7
43915 Devin Shafron Drive		May-09	Northern Virginia	123,051	9,229	11,118	75.6%	49.6%	100.0%	N/A	N/A	1.3	0.9	2.5	1.6
2260 East El Segundo Boulevard		Jul-10	Los Angeles	132,240	—	10,774	100.0%	N/A	N/A	N/A	N/A	1.4	0.9	2.4	1.6
43791 Devon Shafron Drive		Mar-07	Northern Virginia	132,806	2,194	10,045	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	2.2	1.5
55 Middlesex Turnpike		Jan-10	Boston	106,000	—	10,031	87.9%	87.9%	87.9%	N/A	N/A	1.1	0.7	2.2	1.5
1350 Duane & 3080 Raymond		Oct-09	Silicon Valley	185,000	—	9,693	100.0%	100.0%	100.0%	100.0%	NA	2.0	1.3	2.1	1.4
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	9,658	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	2.1	1.4
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	111,691	8,309	9,036	99.0%	99.1%	98.8%	86.2%	86.2%	1.2	0.8	2.0	1.3
Clonshaugh Industrial Estate II		Feb-06	Dublin, Ireland	124,500	—	8,855	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.9	2.0	1.3
365 S. Randolphville Road		Feb-08	New York / New Jersey	77,085	187,707	8,833	74.5%	62.1%	34.6%	50.6%	100.0%	0.8	0.5	2.0	1.3
1500 Space Park Drive		Sep-07	Silicon Valley	51,615	—	8,790	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	1.9	1.3
1525 Comstock Street		Sep-09	Silicon Valley	42,385	—	8,682	100.0%	100.0%	100.0%	100.0%	99.2%	0.5	0.3	1.9	1.3
4025 Midway Road		Jan-06	Dallas	90,058	10,532	8,497	100.0%	99.8%	99.8%	99.8%	99.8%	1.0	0.6	1.9	1.2
2055 East Technology Circle		Oct-06	Phoenix	76,350	—	7,785	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	1.7	1.1
Mundells Roundabout		Apr-07	London, England	113,464	—	7,334	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	1.6	1.1
375 Riverside Parkway		Jun-03	Atlanta	248,268	1,923	7,146	100.0%	100.0%	100.0%	100.0%	100.0%	2.7	1.7	1.6	1.0
Cressex 1		Dec-07	London, England	50,847	—	6,720	100.0%	100.0%	100.0%	90.6%	90.6%	0.6	0.4	1.5	1.0
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,660	100.0%	100.0%	100.0%	100.0%	100.0%	3.2	2.1	1.5	1.0
150 South First Street		Sep-04	Silicon Valley	179,761	—	6,644	98.3%	98.3%	100.0%	100.0%	99.5%	1.9	1.2	1.5	1.0
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	6,228	96.6%	96.6%	96.6%	96.6%	95.0%	3.9	2.5	1.4	0.9
3 St. Anne’s Boulevard		Dec-07	London, England	36,668	59,716	6,129	79.5%	100.0%	100.0%	100.0%	0.0%	0.4	0.3	1.4	0.9
4030 Lafayette Center Drive		Jul-10	Northern Virginia	72,696	—	5,745	100.0%	N/A	N/A	N/A	N/A	0.8	0.5	1.3	0.8
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,817	100.0%	100.0%	100.0%	100.0%	100.0%	2.8	1.8	1.1	0.7
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,784	100.0%	100.0%	100.0%	100.0%	100.0%	1.4	0.9	1.1	0.7
45901 & 45845 Nokes Blvd		Dec-09	Northern Virginia	167,160	—	4,347	100.0%	100.0%	100.0%	100.0%	NA	1.8	1.2	1.0	0.6
1201 Comstock Street		Jun-08	Silicon Valley	24,000	—	4,323	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.0	0.6
1232 Alma Road		Sep-09	Dallas	71,579	34,147	4,115	100.0%	77.3%	100.0%	0.0%	0.0%	0.8	0.5	0.9	0.6

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Occupancy Analysis

As of September 30, 2010

(Dollar amounts in thousands)

						Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space Square Feet	Annualized Rent ($000) (1)	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio
44470 Chilum Place	Feb-07	Northern Virginia	95,440	—	4,103	100.0%	100.0%	100.0%	100.0%	100.0%	1.0%	0.7%	0.9%	0.6%
12001 North Freeway	Apr-06	Houston	280,483	20,222	4,019	75.4%	75.4%	75.4%	75.4%	75.4%	3.0	1.9	0.9	0.6
115 Second Avenue	Oct-05	Boston	66,730	—	3,540	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.5	0.8	0.5
2401 Walsh Street	Jun-05	Silicon Valley	167,932	—	3,509	100.0%	100.0%	100.0%	100.0%	100.0%	1.8	1.2	0.8	0.5
8534 Concord Center Drive	Jun-05	Denver	85,660	—	3,463	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.8	0.5
4849 Alpha Road	Apr-04	Dallas	84,552	40,986	2,860	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.6	0.4
2950 Zanker Road	Aug-10	Silicon Valley	69,700	—	2,800	100.0%	N/A	N/A	N/A	N/A	0.8	0.5	0.6	0.4
21110 Ridgetop Circle	Jan-07	Northern Virginia	135,513	—	2,739	100.0%	100.0%	100.0%	100.0%	100.0%	1.5	0.9	0.6	0.4
21561 & 21571 Beaumeade Cir	Dec-09	Northern Virginia	164,453	—	2,682	100.0%	100.0%	100.0%	100.0%	NA	1.8	1.1	0.6	0.4
Naritaweg 52	Dec-07	Amsterdam, Netherlands	63,260	—	2,613	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.6	0.4
1807 Michael Faraday Court	Oct-06	Northern Virginia	19,237	—	2,613	100.0%	100.0%	100.0%	97.1%	97.1%	0.2	0.1	0.6	0.4
210 N Tucker Boulevard	Aug-07	St Louis	153,588	48,000	2,448	82.0%	79.4%	78.4%	78.4%	78.4%	1.7	1.1	0.5	0.4
200 North Nash Street	Jun-05	Los Angeles	113,606	—	2,374	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	0.5	0.4
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472	35,000	2,213	58.8%	58.8%	58.8%	58.8%	58.8%	0.8	0.5	0.5	0.3
2403 Walsh Street	Jun-05	Silicon Valley	103,940	—	2,172	100.0%	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.5	0.3
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016	—	1,995	100.0%	100.0%	100.0%	100.0%	100.0%	0.4	0.2	0.4	0.3
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139	—	1,884	100.0%	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.4	0.3
444 Toyama Drive	Sep-09	Silicon Valley	42,083	—	1,777	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.4	0.3
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383	—	1,763	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.3
7505 Mason King Court	Nov-08	Northern Virginia	109,650	—	1,735	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.7	0.4	0.3
3015 Winona Avenue	Dec-04	Los Angeles	82,911	—	1,640	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.2
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190	—	1,628	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	0.4	0.2
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758	—	1,576	100.0%	100.0%	100.0%	100.0%	100.0%	0.9	0.6	0.4	0.2
251 Exchange Place	Nov-05	Northern Virginia	70,982	—	1,547	100.0%	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.3	0.2
900 Dorothy Drive	Aug-10	Dallas	56,176	—	1,475	100.0%	N/A	N/A	N/A	N/A	0.6	0.4	0.3	0.2
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000	—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071	—	1,472	100.0%	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.3	0.2
3300 East Birch Street	Aug-03	Los Angeles	68,807	—	1,458	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.5	0.3	0.2
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	100.0%	1.2	0.8	0.3	0.2
101 Aquila Way	Apr-06	Atlanta	313,581	—	1,411	100.0%	100.0%	100.0%	100.0%	100.0%	3.4	2.2	0.3	0.2
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585	—	1,199	100.0%	100.0%	100.0%	100.0%	100.0%	0.6	0.4	0.3	0.2
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015	—	929	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.2	0.1
600 Winter Street	Sep-06	Boston	30,400	—	810	100.0%	100.0%	100.0%	100.0%	100.0%	0.3	0.2	0.2	0.1
2300 NW 89th Place	Sep-06	Miami	64,174	—	635	100.0%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.1	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000	—	605	100.0%	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.1	0.1
4040 Lafayette Center Drive	Jul-10	Northern Virginia	30,333	—	376	100.0%	N/A	N/A	N/A	N/A	0.3	0.2	0.1	0.1
3065 Gold Camp Drive	Oct-04	Sacramento	62,957	—	272	21.1%	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.1	0.0
1 St. Anne’s Boulevard	Dec-07	London, England	20,219	—	260	100.0%	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.1	0.0
1301 International Parkway	Sep-09	Dallas	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
1725 Comstock Street	Apr-10	Silicon Valley	—	39,643	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
3105 & 3115 Alfred Street	May-10	Silicon Valley	—	49,858	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
4050 Lafayette Center Drive	Jul-10	Northern Virginia	—	42,374	—	0.0%	N/A	N/A	N/A	N/A	—	—	—	—
650 Randolph Road	Jun-08	New York / New Jersey	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
7500 Metro Center Drive	Dec-05	Austin	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
800 Central Expressway	Aug-10	Silicon Valley	—	150,000	—	0.0%	N/A	N/A	N/A	N/A	—	—	—	—
900 Quality Way	Sep-09	Dallas	—	112,253	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
904 Quality Way	Sep-09	Dallas	—	46,750	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
905 Quality Way	Sep-09	Dallas	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—
Cateringweg 5	Jun-10	Amsterdam, Netherlands	—	55,972	—	0.0%	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			9,303,797	1,740,652	453,630	95.6%	95.8%	96.3%	95.9%	95.7%	100.0%	64.3%	100.0%	66.1
Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657	—	9,035	100.0%	100.0%	100.0%	100.0%	100.0%	50.9%	2.1%	57.2%	1.3
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050	—	3,908	100.0%	100.0%	100.0%	100.0%	100.0%	30.3	1.3	24.7	0.6
2010 East Centennial Circle	May-03	Phoenix	113,405	—	2,852	100.0%	100.0%	100.0%	100.0%	100.0%	18.8	0.8	18.1	0.4
2 St. Anne’s Boulevard	Dec-07	London, England	—	30,612	—	0.0%	0.0%	0.0%	0.0%	100.0%	—	—	—	—

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Occupancy Analysis

As of September 30, 2010

(Dollar amounts in thousands)

							Occupancy (2)					Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space Square Feet	Annualized Rent ($000) (1)	As of 9/30/10	As of 6/30/10	As of 3/31/10	As of 12/31/09	As of 09/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio
			604,112		30,612	15,795	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	4.2%	100.0%	2.3%

Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	94.9%	69.4%	2.7%	73.0%	1.1%
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	100.0%	28.0	1.1	26.7	0.4
908 Quality Way	Sep-09	Dallas	14,400		—	24	100.0%	100.0%	100.0%	0.0%	0.0%	2.6	0.1	0.2	—

			557,356		—	9,890	96.4%	96.4%	96.4%	97.0%	97.0%	100.0%	3.9%	100.0%	1.4%

Portfolio Total/Weighted Average			14,456,127	(4)	1,925,135	$687,034	95.0%	95.0%	95.2%	95.0%	95.2%	100.0%	100.0%	100.0%	100.0

(1)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area. Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition. Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 96.40% occupied as of September 30, 2010. Net rentable square feet excludes 706,513 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA and 700/750 Central Expressway in Santa Clara, CA, which were 98.0% occupied as of September 30, 2010.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Major Tenants

As of September 30, 2010

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications	19	2,000,638	13.8%	$54,794	8.0%	104

2	Equinix Operating Company, Inc.	8	736,950	5.1%	$29,714	4.3%	90

3	Facebook, Inc.	4	198,963	1.4%	$25,903	3.8%	92

4	Morgan Stanley	5	155,481	1.1%	$22,961	3.3%	46

5	Qwest Communications International, Inc.	17	637,801	4.4%	$21,082	3.1%	72

6	TelX Group, Inc.	11	166,717	1.2%	$20,732	3.0%	193

7	NTT Communications Company	5	307,887	2.1%	$18,521	2.7%	56

8	AT & T	18	610,384	4.2%	$16,396	2.4%	97

9	JPMorgan Chase & Co.	3	149,935	1.0%	$14,701	2.1%	111

10	Level 3 Communications, LLC	25	327,090	2.3%	$11,990	1.7%	99

11	Pfizer, Inc.	1	87,049	0.6%	$10,568	1.5%	87

12	Yahoo! Inc.	2	110,847	0.8%	$10,056	1.5%	85

13	TATA Communications (UK)	2	105,366	0.7%	$9,875	1.4%	87

14	Microsoft Corporation	3	329,254	2.3%	$9,848	1.4%	59

15	Sprint Communications Co., LP	6	173,319	1.2%	$9,148	1.3%	48

16	BT Americas, Inc.	3	47,286	0.3%	$9,128	1.3%	87

17	eircom Limited	1	124,500	0.9%	$8,854	1.3%	106

18	T-Systems North America, Inc.	2	77,610	0.5%	$8,145	1.2%	42

19	Internap	4	56,801	0.4%	$8,023	1.2%	36

20	Carpathia Hosting	3	51,784	0.4%	$8,000	1.2%	80

	Total/Weighted Average		6,455,662	44.7%	$328,439	47.7%	90

(1)	Occupied square footage is defined as leases that have commenced on or before September 30, 2010. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Lease Expirations and Lease Distribution

Lease Expirations

As of September 30, 2010

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		726,783	5.0%	—	0.0%
2010	120	92,613	0.6%	$13,331	1.9%	$143.94	$144.02	$13,338
2011	336	1,394,386	9.7%	55,220	8.0%	39.60	39.06	54,470
2012	198	257,643	1.8%	27,354	4.0%	106.17	110.82	28,551
2013	162	1,241,754	8.6%	76,398	11.1%	61.52	65.58	81,438
2014	150	1,291,606	8.9%	83,404	12.2%	64.57	68.64	88,657
2015	114	2,096,720	14.5%	85,110	12.4%	40.59	42.74	89,612
2016	78	1,100,276	7.6%	45,235	6.6%	41.11	47.75	52,536
2017	46	750,613	5.2%	30,149	4.4%	40.17	47.81	35,884
2018	71	805,241	5.6%	40,705	5.9%	50.55	64.73	52,127
2019	69	1,572,493	10.9%	92,354	13.4%	58.73	72.45	113,933
Thereafter	197	3,125,999	21.6%	137,772	20.1%	44.07	61.77	193,084

Portfolio Total/Weighted Average	1,541	14,456,217	100.0%	$687,032	100.0%	$50.04	$58.53	$803,630

Lease Distribution

As of September 30, 2010

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			726,783	5.0%	—	0.0%
2,500 or less	1,026	66.6%	537,415	3.7%	64,933	9.5%
2,501 - 10,000	254	16.5%	1,490,101	10.3%	123,788	18.0%
10,001 - 20,000	105	6.8%	1,808,009	12.5%	123,848	18.0%
20,001 - 40,000	74	4.8%	2,173,702	15.0%	136,882	19.9%
40,001 - 100,000	53	3.4%	3,459,421	23.9%	130,137	18.9%
Greater than 100,000	29	1.9%	4,260,696	29.6%	107,444	15.7%

Portfolio Total	1,541	100.0%	14,456,217	100.0%	$687,032	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Lease Expirations - By Property Type

As of September 30, 2010

(Dollar amounts in thousands)

CORPORATE DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		406,001	2.8%	—	0.0%
2010	76	34,070	0.2%	$5,185	0.7%	$152.19	$152.36	$5,191
2011	259	652,713	4.5%	30,579	4.5%	46.85	45.39	29,625
2012	129	133,327	0.9%	13,754	2.0%	103.16	107.72	14,362
2013	110	849,011	5.9%	56,242	8.2%	66.24	70.45	59,812
2014	75	860,686	6.0%	59,005	8.6%	68.56	76.30	65,673
2015	53	832,606	5.8%	37,641	5.5%	45.21	50.10	41,712
2016	46	799,431	5.5%	31,229	4.5%	39.06	45.39	36,284
2017	21	339,293	2.3%	21,242	3.2%	62.61	76.00	25,787
2018	51	605,282	4.2%	29,216	4.3%	48.27	63.86	38,656
2019	54	1,427,869	9.9%	82,087	11.9%	57.49	71.46	102,042
Thereafter	113	2,363,508	16.2%	87,448	12.7%	37.00	50.41	119,134

Portfolio Total /Weighted Average	987	9,303,797	64.2%	$453,628	66.1%	$50.98	$60.50	$538,278

INTERNET GATEWAY DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		300,859	2.0%	—	0.0%
2010	43	58,543	0.4%	$8,085	1.2%	$138.10	$138.10	$8,085
2011	71	159,590	1.1%	13,074	1.9%	81.92	82.46	13,159
2012	69	124,316	0.8%	13,600	2.0%	109.40	114.14	14,189
2013	46	246,472	1.7%	17,795	2.6%	72.20	77.60	19,126
2014	75	430,920	3.0%	24,400	3.5%	56.62	53.34	22,985
2015	57	1,132,728	7.7%	41,295	6.0%	36.46	36.78	41,658
2016	31	300,845	2.0%	13,982	2.0%	46.48	53.94	16,228
2017	23	141,915	1.0%	3,410	0.5%	24.03	27.21	3,862
2018	20	199,959	1.4%	11,489	1.7%	57.46	67.36	13,470
2019	15	144,624	1.0%	10,265	1.5%	70.98	82.22	11,891
Thereafter	79	750,091	5.1%	50,322	7.3%	67.09	98.59	73,951

Portfolio Total /Weighted Average	529	3,990,862	27.2%	$207,717	30.2%	$56.29	$64.66	$238,604

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Lease Expirations - By Property Type

As of September 30, 2010

(Dollar amounts in thousands)

TECHNOLOGY MANUFACTURING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		—	0.0%	—	0.0%
2010	1	—	0.0%	$61	0.0%	$—	$—	$61
2011	2	215,050	1.5%	4,345	0.6%	20.20	20.75	4,463
2012	—	—	0.0%	—	0.0%	—	—	—
2013	5	144,271	1.0%	2,337	0.3%	16.20	17.16	2,476
2014	—	—	0.0%	—	0.0%	—	—	—
2015	4	131,386	0.9%	6,175	0.9%	47.00	47.51	6,242
2016	1	—	0.0%	24	0.0%	—	—	24
2017	1	113,405	0.7%	2,853	0.4%	25.16	28.16	3,194
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	—	—	0.0%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	14	604,112	4.1%	$15,795	2.2%	$26.15	$27.25	$16,460

TECHNOLOGY OFFICE

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		19,923	0.0%	—	0.0%
2010	—	—	0.0%	$—	0.0%	$—	$—	$—
2011	4	367,033	2.5%	7,222	1.1%	19.68	19.68	7,222
2012	—	—	0.0%	—	0.0%	—	—	—
2013	1	2,000	0.0%	24	0.0%	12.00	12.00	24
2014	—	—	0.0%	—	0.0%	—	—	—
2015	—	—	0.0%	—	0.0%	—	—	—
2016	—	—	0.0%	—	0.0%	—	—	—
2017	1	156,000	1.1%	2,644	0.4%	16.95	19.50	3,042
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	5	12,400	0.1%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	11	557,356	3.7%	$9,890	1.5%	$18.40	$19.14	$10,288

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of September 30, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Leasing Activity

As of September 30, 2010

	For the Three Months Ended Sept. 30, 2010 (4)	% Leased

Occupied Square Feet as of June 30, 2010 (1)	12,601,846	95.0%

3Q 2010 Acquisitions:
2121 South Price Road	285,593
365 Main Street	195,342
720 2nd Street	118,226
2260 East El Segundo	132,240
4030-4050 La Fayette Center Dr	103,029
2950 Zanker Rd	69,700
900 Dorothy Dr.	56,176
800 Central Expressway	—

Occupied Square Feet including 3Q 2010 Acquisitions (1)	13,562,152	93.8%
Expirations, Terminations and Reductions	(66,751)	(0.4%)
New Leases and Expansions	228,874	1.6%
Remeasurements (2)	5,069	0.0%

Occupied Square Feet as of September 30, 2010 (1)	13,729,344	95.0%

GAAP Rent Growth (3)
Expiring Rent per Square Foot		$29.49
New Rent per Square Foot		$104.70
Percentage Increase		255.0%

Weighted Average Lease Term - New (in months)		125

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.
(4)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	2009
Renewals (1)

Number of renewals	20	15	15	24	84
Square Feet (2)	123,508	92,982	100,167	244,005	1,169,266
Tenant improvement costs per square foot (3)	$1.68	$0.82	$1.25	$—	$1.10
Leasing commission costs per square foot (3)	$20.10	$9.99	$5.82	$2.84	$6.99

Total renewal lease costs per square foot	$21.78	$10.81	$7.07	$2.84	$8.09

New Leases (4)

Number of non-redevelopment leases	17	18	12	10	47
Non-Redevelopment square feet (2)	106,258	23,125	9,235	39,486	199,576
Non-Redevelopment tenant improvement costs per square foot (3)	$2.67	$—	$5.41	$4.59	$3.91
Non-Redevelopment leasing commission costs per square foot (3)	$9.52	$16.75	$9.41	$4.96	$5.05
Number of redevelopment leases	17	13	8	13	56
Redevelopment square feet (2)	122,616	140,885	106,648	51,458	557,480
Redevelopment tenant improvement costs per square foot (3) (5)	$4.89	$27.87	$6.43	$—	$3.81
Redevelopment leasing commission costs per square foot (3)	$18.06	$15.45	$13.77	$20.29	$14.36

Total Number of Leases	34	31	20	23	103
Total Square Feet (2)	228,874	164,010	115,883	90,944	757,056
Total new lease costs per square foot	$17.96	$39.57	$19.78	$15.63	$15.74

Total (6)

Number of leases	54	46	35	47	187
Square Feet (2)	352,382	256,992	216,050	334,949	1,926,321
Tenant improvement costs per square foot (3)	$3.10	$15.58	$3.99	$0.54	$2.17
Leasing commission costs per square foot (3)	$16.20	$13.59	$9.90	$5.77	$8.92

Total costs per square foot	$19.30	$29.17	$13.89	$6.31	$11.09

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(4)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, they do not include redevelopment costs.
(6)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 20.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Historical Capital Expenditures

	Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Recurring capital expenditures (1) (2)	$3,660,000	$5,044,000	$5,180,000	$7,049,000	$4,803,000	$9,628,000	$4,779,000
Non-recurring capital expenditures (2)	$81,816,000	$74,735,000	$54,743,000	$56,967,000	$66,272,000	$88,605,000	$125,530,000
Total net rentable square feet at period end excluding redevelopment space (3)	14,456,127	13,270,035	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 20.

(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Redevelopment Activity

For the quarter ended September 30, 2010

(Square feet)

Activity for the quarter ended September 30, 2010	US	Europe	Total	% Leased (1)
Redevelopment Space as of June 30, 2010	1,675,704	240,324	1,916,028

Acquired Redevelopment Space and New Construction Space	192,374	8,309	200,683

Converted Redevelopment Space:

Turn-Key Datacenter®	(95,159)	(7,500)	(102,659)	48.5%

Powered Base Building®	(57,239)	(31,678)	(88,917)	99.2%

Remeasurement Adjustments	—	—	—

Redevelopment Space as of September 30, 2010	1,715,680	209,455	1,925,135

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased (2)

Turn-Key Datacenter®	128,305	24,975	153,280	51.9%

Build-to-Suit	—	55,972	55,972	100.0%

New Powered Base Building® Shell	—	—	—

Redevelopment Space Under Construction as of September 30, 2010	128,305	80,947	209,252

(1)	Defined as leases that have commenced on or before September 30, 2010.
(2)	Defined as leases that were signed on or before September 30, 2010.

DIGITAL REALTY TRUST, INC.

Third Quarter 2010

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements, (viii) capitalized leasing commissions and (ix) costs of redeeming our Series A preferred stock. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our Series A preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3. Other REITs may not calculate Run-rate NOI in the same manner we do and, accordingly, our Run-rate NOI may not be comparable to such other REITs’ Run-rate NOI. Accordingly, Run-rate NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.